Significant accounting judgements, estimates and assumptions	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Significant accounting judgements, estimates and assumptions

3.	Significant accounting judgements, estimates and assumptions

The preparation of the Group’s consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities, income taxes and the accompanying disclosures. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods. These include but are not limited to:

Impairment of property, plant and equipment

In the case of there being a trigger for a review of impairment, the Group performs a review on the carrying amounts of its property, plant and equipment to determine whether there is any indication of impairment at the reporting date. The Group particularly tests the net recoverable amounts of its internally generated assets to ensure that the costs of their production have not over-run their operational or commercial value. One such trigger for impairment review, which has occurred in the current year, is that the Group was loss making and another was the increase in costs to complete certain projects currently recognised as assets under construction.

As of December 31, 2023, the carrying amount of the Group’s property plant and equipment assets was €24.8 million (2022: €21.3 million). The Group identified an indicator of impairment associated with specific portions of this amount. For one portion of these assets, the Group calculated the value in use based on the estimated cash flows expected to be generated by the asset over its expected useful life. The expected cash flows are based on assumptions in respect of sales and operating costs. These cash flows are discounted to their present values using a discount rate that reflects the risks specific to the asset. The estimation of forecasted revenues and the timing of expenditure requires judgement and is dependent on the economic factors associated with these assets. For the other portion of these assets that an indicator of impairment was identified, the Group fully impaired the amounts capitalised on the basis that it was unlikely that the assets would be used as intended in the future. Management will continue to review these assets at each reporting date. An impairment charge of €5.5 million (2022: €3.3 million) has been recorded during 2023 for these assets. Please see note 14 for further information.

At December 31, 2023, management decided to sell one of our internally developed energy production plants which was previously recorded within assets under construction in note 14. This asset was reclassified from property, plant and equipment at its fair value (after booking an impairment charge of €0.8 million during the year). Please see note 16 for further information.